EXHIBIT 4.1

FORM OF COMMON STOCK CERTIFICATE

NUMBER	SHARES

PAR VALUE $.001

VIRTUS OIL AND GAS CORP.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

COMMON STOCK	CUSIP # 92834V100

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT _______________________________________________

Is the owner of ____________________

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF VIRTUS OIL AND GAS CORP. (hereinafter called the "Corporation"), transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Date

[SEAL OF VIRTUS OIL AND GAS CORP.]

/s/ signature	/s/ signature
Title	Title

Countersigned: /s/ signature

Empire Stock Transfer Inc.

The following abbreviation, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common UNIF GIFT MIN ACT - ________Custodian_______

(Cust) (Minor)

under Uniform Gifts to Minors

TEN ENT - as tenants by the entireties Act _____________________

(State)

JT TEN - as joint tenants with right of

of survivorship and not as

tenants in common

Additional abbreviation may also be used though not in above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, __________________________

_____________________________________________.

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.